RELIABLE. ANSWERS. 2011 Citigroup Investor Meeting June 28, 2011 Exhibit 99.1

RELIABLE. ANSWERS.
© 2011 Duke Realty Corporation
Denny Oklak
Chairman & CEO
Christie Kelly
Executive VP & CFO
Jim Bremner
President, Healthcare
Jim Connor
Senior Regional EVP
Sam O’Briant
Regional EVP
Jeff Turner
Regional EVP

© 2011 Duke Realty Corporation Opening Market outlook Strategy & performance Regional overviews Medical Office Closing comments AGENDA 3

RELIABLE. ANSWERS.
© 2011 Duke Realty Corporation 4
2009 2010
FOCUS:
Liquidity
More than $1.5 billion
capital raised
Strategy refined
FOCUS:
Strategy execution
Operating
fundamentals
Balance sheet
strength
FOCUS:
Asset quality
Cash flow growth
Shareholder return
Where we’ve been and where we’re going…
2011 and beyond

RELIABLE. ANSWERS.
© 2011 Duke Realty Corporation
Suburban Office Market Still Challenging
Economic uncertainty limiting business investment and expansion decisions
Continued improvements in consumer spending, corporate profits and job outlook will be catalyst
Recovery will be at slower pace
Medical Office Regaining Traction
Operators re-visiting expansion decisions
Relationships are a key driver of on campus MOB business
Demographics and economics positive growth drivers

Market Outlook
Fundamentals beginning to recover
Industrial Recovery Taking Shape
Net absorption in U.S. for Q1 2011 was positive for the third consecutive quarter
Retailers posting good results; container traffic volumes continuing to increase
Consumer confidence improving

ASSET STRATEGY
OPERATIONS STRATEGY
CAPITAL STRATEGY

RELIABLE. ANSWERS.
© 2011 Duke Realty Corporation
Focus on:
Increasing cash flow
Maximizing return on
assets

Strategy for Success
Focus on:
Improving coverage ratios
Improving ratings
Focus on:
Portfolio repositioning
Strategic acquisitions &
dispositions
Development opportunities
Delivering on what we say we will do

RELIABLE. ANSWERS.
© 2011 Duke Realty Corporation
Strategic Focus
2011 Goals and Objectives Q1 2011 Update
•
Lease-up portfolio, manage cap ex; reach
positive same property income growth
•
Balance execution with capital strategy relative
to level and quality of cash flow and same
property NOI; Debt to EBITDA <7.0x
•
Development starts of $100 to $200 million
focus on medical office and Build-to-Suit
•
Total portfolio occupancy as of March 31, 2011 of 88.9%;
industrial portfolio at 90.2%
•
More than 5.3 million square feet of leases completed; in-line with Q1 2010 volume of 5.5 million square feet
•
Debt to EBITDA @ 6.7x;<6.0x by 2013; 0.9% Same Property
•
One medical office development project started during quarter
•
Continue strong momentum from 2010 on
repositioning of portfolio
•
Pursue acquisitions of medical and industrial
assets
•
Planned asset dispositions of primarily Midwest
office
•
Closed on remaining $173 million of Premier assets (final
closing in April)
•
Asset dispositions totaled $456 million, including completion of
$274 million CBRERT transaction
•
Opportunistically access capital markets . . .
push out maturity schedule further
•
Continue improving our coverage ratios
•
Maintain minimal balance on line of credit
•
Retired $42.5 million of unsecured bonds
•
Fixed charge ratio of 1.81x
•
Zero balance outstanding on line of credit, $167 million cash
Asset
Strategy
Operations
Strategy
Capital
Strategy
Executing across all three aspects of our strategy

© 2011 Duke Realty Corporation ASSET STRATEGY 8

© 2011 Duke Realty Corporation
Depth & experience of team = Consistent execution

Proven Performance
ASSET STRATEGY
Flex disposition
$1 Billion
2005 2006
Savannah
Washington DC
2007
Healthcare
2009
Asset Strategy
2010
Dugan
CBRERT
Premier

© 2011 Duke Realty Corporation 10
Portfolio Strategy
BY PRODUCT
2009 2013
BY GEOGRAPHY
Q1 2011
ASSET STRATEGY
2009 2013
Q1 2011
Southeast
21%
Southeast
27%
Southeast
30%
Industrial
36%
Industrial
45%
Industrial
60%
Medical
Office
5%
Medical
Office
6%
Medical
Office
15%
Office
25%
Office
46%
Office
55%
Retail
4% Retail
3%
East
13%
South
12%
West
1%
Midwest
53%
Midwest
48%
Midwest
40%
West
1%
West
5%
South
12%
South
10%
East
12%
East
15%

© 2011 Duke Realty Corporation 11
Asset Strategy: Road Map
($ in millions)
Investment
9/30/09
Investment
3/31/11
ACTION PLAN
Investment
2013
PRODUCT TYPE
Amount % Amount %
Proceeds from
Targeted
Dispositions
Acquisitions/
Developments/
Repositioning Amount %
Industrial $2,930 36% $3,650 45% ($55) $1,250 $4,920 60%
Office 4,515 55% 3,750 46% (500) (810) 2,050 25%
Medical Office 440 5% 520 6% 0 730 1,230 15%
Retail 290 4% 280 3% (305) 0 0 0%
$8,175 100% $8,200 100% ($860) $1,170 $8,200 100%
REGION
Midwest $4,310 53% $3,960 48% ($530) $125 $3,280 40%
Southeast 1,755 21% 2,250 27% (165) 150 2,460 30%
East 1,035 13% 975 12% (120) 355 1,230 15%
South 970 12% 950 12% (45) 200 820 10%
West 105 1% 65 1% 0 340 410 5%
$8,175 100% $8,200 100% ($860) $1,170 $8,200 100%
ASSET STRATEGY
Significant progress to date… on target to meet 2013 goals

© 2011 Duke Realty Corporation 12
ASSET STRATEGY
Asset Strategy: Progress To Date
BUILDING ACQUISITIONS BUILDING DISPOSITIONS
Q4 2009 $15 Q4 2009 $144
2010 919 2010 499
2011 – Remaining Premier 139 2011 – Remaining CBRERT 456
Proforma Total $1,073 Proforma Total $1,099
PRO FORMA
PROGRESS TO DATE
TOTAL
VALUE
ASSUMED
DEBT NET
Dispositions $1,099 ($0) $1,099
Acquisitions $1,073 ($615) $458
Excess Cash $641
Only
50 Bps
difference in
Cap Rates
Matching acquisitions with dispositions… limiting earnings impact
$ in millions

© 2011 Duke Realty Corporation 13
CBRERT: Suburban Office Joint Venture
Portfolio Overview
Columbus (22%)
Geographic Footprint Asset Snapshots
3.1 million square feet
Mirrors quality of remaining portfolio
Continuing to manage and lease assets
ASSET STRATEGY
Joint ventured Midwest concentrated suburban office portfolio . . .
net proceeds of $410 million
Norman Pointe I and II
Minneapolis
Sam Houston Crossing
Houston
One and Two Easton Oval
Columbus
Regency Creek I
Raleigh
One Conway Park
Chicago
Nationwide
Columbus
533 and 555 Maryville Center
St. Louis
Landings Building I and II
Cincinnati
Pointe West I
Dallas
Cincinnati (18%)
Raleigh (4%)
S. Florida (13%)
St. Louis (8%)
Chicago (7%)
Minneapolis (17%)
Dallas (6%)
Houston (5%)

West Palm Beach
Royal Palm Beach
Palm Beach
441
98
Westgate
Wellington
Greenacres
Palm Springs
Lake Worth
807
Lantana
LOXAHATCHEE NAT'L WILDLIFE REFUGE
804
Boynton Beach
95
Delray Beach
806
808
Boca Raton
Deerfield Beach
Parkland
Coral Springs
1
Margate
Pompano Beach
Tamarac
Oakland Park
Lauderdale Lakes
Plantation
Fort Lauderdale
595
84
Davie
818
Dania

Premier Park of Commerce
Premier Airport Center
Premier Gateway Center @ Quantum
Sample 95 Business Park
Copans Business Park
Park Central Business Park
Atlantic Business Center
Crossroads Business Park
Westport Business Park

8%
4%
58%

© 2011 Duke Realty Corporation 14
Premier Acquisition Portfolio Overview
Geographic Footprint Asset Snapshots
ASSET STRATEGY
Acquired $450 million primarily industrial portfolio in high barrier growth market
* Based on dollars invested
Pompano Beach
Plantation
(office)
Boyton Beach
Palm Beach
Central Broward
Bulk
Industrial
Service Center
Office
79%
18%
3%
14%
16%
A
B
C
D
E F
G
H
I
B A
C
D E
F
G H I

© 2011 Duke Realty Corporation
Asset Repositioning Analysis
Making significant progress

ACQUISITIONS DISPOSITIONS
Dugan Realty Premier Portfolio CBRERT
Location
Midwest/
Southeast
South Florida
Multi Location/
Midwest
Product Type Industrial Industrial & Office Suburban Office
Square feet 20.8M 4.9M 3.1M
Occupancy at Closing 86.5% 87.0% 95.0%
Age of Assets 14.8 years 11.2 years 9 years
Purchase Price/Sales Price
($ millions)
$298 $450 $413
Purchase Price / Sales Price – PSF $29 $88 $167
ASSET STRATEGY

© 2011 Duke Realty Corporation 16
2010 PERFORMANCE
$533.2 million of dispositions
$919.1 million of acquisitions
$130 million of development starts
2011 GOALS
Strong backlog of dispositions & acquisitions
$200 million of new development starts;
$75 - $125 million medical office
Continue to make significant progress on
strategic plan
ASSET STRATEGY
Quality portfolio improving with asset strategy

RELIABLE. ANSWERS. © 2011 Duke Realty Corporation OPERATIONS STRATEGY 17

18 Focus on Fundamentals LEASING OF PORTFOLIO STRATEGIC NEW DEVELOPMENT AND LAND DISPOSITION AFFO PAYOUT OPERATIONS STRATEGY Maximize return on assets © 2011 Duke Realty Corporation

© 2011 Duke Realty Corporation 19
New, High Quality Portfolio with Long-term Leases
Bulk
Industrial
Suburban
Office Medical Office
Property age 10.1 years 11.7 years 2.0 years
Property size 212,000 SF 118,000 SF 97,000 SF
Lease term 7.0 years 7.2 years 11.7 years
Tenant size 70,000 SF 12,000 SF 11,000 SF
OPERATIONS STRATEGY

2007
2008
2009
2010
YTD 2011

7%
10%
13%
10%
12%
9%
7%
8%
24%
2011
2012
2013
2014
2015
2016
2017
2018
2019+

Operations Strategy: Consistent Operating Performance
Stabilized Occupancy (%)
Strong historical stabilized occupancy – fundamentals improving
Lease Renewals (%)
Strong lease renewal percentages
Stabilized occupancy
In-service occupancy
80%
72%
79%
77%
2007 2008 2009 2010 YTD 2011
70%
29.9
21.4
22.7
25.9
2007 2008 2009 2010 YTD 2011
Leasing Activity
New Leases and Renewals – Consistent Execution (in millions of square feet)
Lease Maturity Schedule
Lease maturities are well balanced with no one year accounting for more than 13%
Demonstrated ability to maintain consistency through difficult operating environments
95%
92%
92%
89%
88%
89%
89%
89% 89%
87%

OPERATIONS STRATEGY
5.3

© 2011 Duke Realty Corporation 21
Land and Development Capabilities
OPERATIONS STRATEGY
$495
million
HELD FOR DEVELOPMENT
Industrial Development - SF
Midwest 26.3 million SF
Indianapolis, Chicago,
Columbus and St. Louis
major positions
East 3.1 million SF
New Jersey, Baltimore
and Washington D.C.
Southeast 8.5 million SF
Atlanta, Central Florida
and South Florida
Southwest 5.8 million SF
Phoenix, Dallas and
Houston
Total 43.7 million SF
Attractive positions contribute to future industrial development and value

Office properties in service
Industrial properties in service
Same Property Growth
98.0%
96.0%
94.0%
92.0%
90.0%
88.0%
86.0%
84.0%
8.00%
6.00%
4.00%
2.00%
0.00%
-2.00%
-4.00%
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2.4% AAGR

© 2011 Duke Realty Corporation 22 December 31 Historical Focus on Occupancy OPERATIONS STRATEGY 2.3% Avg Technology Bust Market Downturn

© 2011 Duke Realty Corporation
(2) (3)
Consistent NOI Growth Outperformance
3.3%
3.0%
(2.7%)
0.9%
2.1%
(1.5%)
(2.6%)
(1.5%)
(1.3%)
1.4%
3.6%
0.8%
(0.9%)
(3.6%)
3.0%
(2.4%)
2.1%
3.9%
1.4%
(4.3%)
(4.3%)
7.0%
(2.1%)
0.5%
(3.5%)
0.3%
4.4%
1.6%
(1.3%)
(1.7%)
(6.0%)
(4.0%)
(2.0%)
0%
2%
4%
6%
8%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Low Barrier Office Peers Industrial Peers
Annual Same-Store NOI Growth (1)
%, y-y
Source SNL and company filings
Ten-Year Comparison vs. Peers
Notes
1. Based on straight-line average of year-over-year annual same-property NOI growth
2. Low barrier office (“LBO”) includes BDN, CLI, HIW, LRY and PKY; weighted by historical market cap
3. Industrial includes DCT, EGP, FR, FPO and PSB; weighted by historical market cap
OPERATIONS STRATEGY

© 2011 Duke Realty Corporation
Consistent NOI Growth Outperformance (cont’d)
Relative Performance vs. Peers
Notes
1. Based on straight-line average of year-over-year annual same-property NOI growth
2. Low barrier office (“LBO”) includes BDN, CLI, HIW, LRY and PKY; weighted by historical market cap
3. Industrial includes DCT, EGP, FR, FPO and PSB; weighted by historical market cap
Source SNL and company filings
OPERATIONS STRATEGY

2.3%
0.2%
(0.3%)
0.9%
(3.6%)
(4.3%)
0.4%
(0.4%)
1.1%
(6%)
(4%)
(2%)
0%
2%
4%
Low-Barrier Office Peers
(2)
Industrial Peers
(3)
10-Year Avg. 5-Year Avg. 1-Year Avg.
Annual Same-Store NOI Growth (1)
%, y-y

© 2011 Duke Realty Corporation
2010 PERFORMANCE
Total portfolio occupancy of 89.1%
Industrial at 90.5% occupancy
Nearly 26 million SF leases –
highest volume since 2007
2011 GOALS
Leasing of portfolio
Manage capital expenditures and
maximize cash flow
AFFO guidance 85% - 100%

OPERATIONS STRATEGY
Quality, well-positioned assets to drive performance

© 2011 Duke Realty Corporation MIDWEST OVERVIEW 26

© 2011 Duke Realty Corporation
RECENT TRANSACTIONS

Midwest
Renewal Industrial
Hebron I - Cincinnati
646,000 SF
100% leased
New Lease Office
Atrium II - Columbus
121,000 SF
Tenant: Alcatel - Lucent
MARKET OVERVIEW & KEY POINTS
Strong distribution base: Over 30% of U.S.
population within one day’s drive
74 Fortune 500 headquarters
High growth and return opportunities, particularly in
Chicago, Columbus, and Indianapolis
Duke Realty’s roots and a position of strength
Original location – since 1972
Low basis product
Dominant market position
48% of our total investment
Committed to Midwest because we perform…
Remains a key component to our strategy
Disposition - Office (CBD)
312 Elm & 312 Plum
Cincinnati
609,000 SF
MIDWEST OVERVIEW

© 2011 Duke Realty Corporation 28
Midwest Overview
Location
Product
Type
Industrial Office
Average Age 11.6 years 16.3 years
Average Building Size 236,000 SF 130,000 SF
Total Square Footage 51.5 million 16.4 million
Current Occupancy 93.0% 84.4%
Indianapolis 96.7% 86.5%
Chicago 96.1% 88.6%
Cincinnati 86.4% 82.5%
St. Louis 88.6% 79.5%
Columbus 96.2% 82.0%
Minneapolis 84.5% 96.8%
MIDWEST OVERVIEW
Note: All information as of March 31, 2011
Medical
Office
5%
Office
50%
Industrial
45%
St. Louis
14%
Cincinnati
20%
Columbus
13%
Chicago
21%
Indy
25%
Minn.
7%

© 2011 Duke Realty Corporation
TRANSACTION EXAMPLES

Indianapolis
MIDWEST OVERVIEW
New Lease - Industrial
Park 100 – Bldg 87
144, 000 SF – 10 year term
Tenant: Hat World
New Lease - Industrial
Plainfield Building V
426,000 SF – 3 year term
Tenant: Genco I, Inc.
New Lease - Industrial
AllPoints at Anson - 1
406,000 SF – 10 year term
Tenant: Amazon
Renewal - Industrial
Lebanon Buildings 12 & 13
1.1M SF – 10 year term
CNH America
MARKET OVERVIEW AND KEY POINTS
Largest Industrial landlord (21 million
square feet) in top regional distribution
market
3 Fortune 500 headquarters
12% of total investment... Premium product
and submarket position
Industrial JV with Browning Investments
controlling approximately 1,000 acres
Land for 18 million square feet of industrial
development
Outperforming market occupancy
Strong recovery forecast by PPR
State Capital and higher education add to
market stability

© 2011 Duke Realty Corporation 30
Cincinnati
MIDWEST OVERVIEW
Disposition –
Office (CBD)
312 Plum & 312 Elm
609,000 SF
New Lease - Industrial
Hebron 2
598,000 SF – 5.5 year term
Tenant: HK Systems
New Lease - Industrial
Union Centre Park 2
118,000 SF – 7 year term
Tenant: Bunzl Distribution
New Lease - Industrial
Southpark Building 4
166,000 SF – 10.5 year term
Tenant: Pratt Corrugated
Holdings
MARKET OVERVIEW AND KEY POINTS
Duke Realty is a dominant owner and
developer for both office and industrial
10 Fortune 500 headquarters
Select local sub market dominance matters
9% of total investment
Lease-up vacant space; drive industrial
occupancy over 90%
Continue non-strategic asset dispositions
Approximately 1.0 million square feet of
development land – 50% industrial

© 2011 Duke Realty Corporation 31
Chicago
MIDWEST OVERVIEW
Acquisition – Industrial
Melrose Business Center
459,000 SF
100% Leased
Expansion - Office
Riverway East
38,000 SF – 9 year term
US Food Service, Inc.
Acquisition - Industrial
175 Ambassador Drive
331,000 SF
100% leased
MARKET OVERVIEW AND KEY POINTS
1.3 billion SF Industrial market – 28% of the
U.S. population is within one days drive
Only U.S. city with all six class 1 rail carriers
28 Fortune 500 headquarters
Top 5 owner and developer in both bulk
industrial and suburban office
9% of total investment
Land for 2.2 million square feet of development,
92% industrial
Continue asset repositioning
Selectively buy industrial
Sell older office
2010 NAIOP winner – Industrial Development of
the Year Award for Excellence; Nominee for
Industrial Developer Of the Year and
Transaction of the Year
Renewal - Industrial
Crossroads 2
336,000 SF – 5 year term
Hub One Logistics
TRANSACTION EXAMPLES

© 2011 Duke Realty Corporation 32
Columbus
MIDWEST OVERVIEW
Extension - Industrial
6600 Port Road
906,000 SF – 8.5 year term
AS America
Renewal - Office
Nationwide Building
315,000 SF – 7 year term
Nationwide Mutual Insurance
(Building sold to CBRERT JV)
New Development –
Industrial Build to Suit
West Jefferson Industrial Park
1.3 million SF – 10.6 year term
Mars Petcare
MARKET OVERVIEW AND KEY POINTS
Strong Industrial market with high growth
potential
6 Fortune 500 headquarters
Key joint venture with Columbus Regional
Airport Authority at Rickenbacker Airport and
Norfolk Southern Intermodal
Office market driven by major corporate
headquarters, government, education and
health services
First Midwest market to see new development
opportunities
Geography and intermodal infrastructure will
drive distribution growth
6% of total investment
Land for 1.1 million square feet of primarily
industrial development
Maintain industrial performance and expand
presence
TRANSACTION EXAMPLES

© 2011 Duke Realty Corporation 33
St. Louis
MIDWEST OVERVIEW
New Lease - Industrial
Dukeport I, II, & VI
589,000 SF – 10.5 year term
Tenant: Centric Group, LLC
New Lease - Office
Rider Trail
56,000 SF – 10 year term
Tenant: Spectrum Brands
Renewal - Office
Maryville Centre 533 and 555
168,000 SF – 10 year term
Tenant: Eveready Battery
Company
(Sold to CBRERT JV)
MARKET OVERVIEW AND KEY POINTS
Home to 9 Fortune 500 headquarters; 3
universities and an number of healthcare
related firms
Industrial market ranked #2 by PPR for
number of infrastructure points
Labor market posting gains in 2010 … first
time in two years
Industrial market vacancies appear to have
peaked
Land for 4.3 million square feet of
development; 94% industrial
TRANSACTION EXAMPLES

© 2011 Duke Realty Corporation
TRANSACTION EXAMPLES

Minneapolis
MIDWEST OVERVIEW
New Lease - Office
Norman Pointe II
245,000 SF – 5 year term
Tenant: GSA
New Lease/Renewal
Office
1600 Tower
90,000 SF Multiple Leases
Multiple Tenants
New Leases - Retail
The Shops at West End
30,000 SF Multiple Leases
Multiple Tenants
MARKET OVERVIEW AND KEY POINTS
Lowest unemployment in the Midwest at 6.5%
Only Midwestern City with above average
population growth projected
18 Fortune 500 headquarters
Land for 2.5 million square feet of
development; 44% industrial
Expand industrial presence
Pursue build-to-suit office opportunities at
Minneapolis West
Nominee Twin Cities Business Journal top
office lease for  GSA lease at Norman Pointe II

© 2011 Duke Realty Corporation 35 Midwest Focus DOMINANT POSITION BULK INDUSTRIAL REDUCE OFFICE CONCENTRATION MIDWEST OVERVIEW Enhancing dominant industrial position in Midwest

© 2011 Duke Realty Corporation 36
Midwest Team
Jim Connor
Regional EVP
Charlie Podell
Indianapolis
Jon Burger
Cincinnati
Jim Clark
Columbus
Steve Schnur
Chicago
Toby Martin
St. Louis
Pat Mascia
Minneapolis
Midwest leaders average 10 years with Duke Realty
MIDWEST OVERVIEW
Years with Duke Realty
6 15 7 22 3 7

© 2011 Duke Realty Corporation SOUTHWEST OVERVIEW 37

© 2011 Duke Realty Corporation
RECENT TRANSACTIONS

Southwest
Acquisition - Industrial
Estrella Buckeye – Phoenix
250,000 SF
100% Leased
Disposition Office
Lakeview office assets-
Nashville
379,000 SF
Duke Realty presence since 1999 (Weeks merger)
52 Fortune 500 headquarters
Demographic drivers: modern transportation and
infrastructure, population and job growth
Strong industrial demand expected post-recovery
Port, inland port and logistics key for bulk distribution
markets
13% of our total investment
Expand industrial presence by pursuing select
acquisition opportunities in Houston, Phoenix and
Southern California
New Development -
Industrial
Westland II Houston
300,000 SF
73% Leased
SOUTHWEST OVERVIEW
MARKET OVERVIEW & KEY POINTS

Medical Office 15%
Office 20%
Industrial 65%

Phoenix 4%
Nashville 32%
Dallas 52%
Houston 12%

© 2011 Duke Realty Corporation 39
Southwest Overview
Industrial Office
Average Age 8.6 years 6.5 years
Average Building Size 256,500 SF 108,600 SF
Total Square Footage 20.0 million 2.1 million
Current Occupancy 85.6% 91.9%
Dallas 83.8% 83.3%
Nashville 80.9% 95.0%
Houston 98.0% 100%
Phoenix 97.1% N/A
SOUTHWEST OVERVIEW
Note: All information as of March 31, 2011
Location
Product
Type

© 2011 Duke Realty Corporation
TRANSACTION EXAMPLES

Dallas
New Development
Third Party Build to Suit
1.02 million SF
Whirlpool
Expansion- Industrial
Kingsley Distribution Ctr.
250,000 SF– 9.25 year term
Plastipak Packaging
Renewal Lease - Industrial
Freeport III
116,000 SF- 3.5 year term
Round2 Inc.
New Lease - Office
Duke Bridges III
49,000 SF– 7 year term
Tenant: Oracle American
SOUTHWEST OVERVIEW
MARKET OVERVIEW & KEY POINTS
Duke Realty one of top 3
owner/developers in Dallas/Ft. Worth
24 Fortune 500 headquarters
Projected fastest growing metropolitan
area
Most active developer over last 10 years
Presence in all major submarkets. DFW
Airport submarket is flagship
Land for 2.4 million square feet of
development; 81% industrial
NAIOP 2010 Developer of the Year,
previously awarded to Duke Realty in
2004, 2005 and 2008
6% of total investment

© 2011 Duke Realty Corporation
TRANSACTION EXAMPLES

Nashville
Acquisition - Industrial
Four Forty
Business Center II
133,000 SF
100% leased
Disposition - Office
Lakeview Office assets
379,000 SF
SOUTHWEST OVERVIEW
MARKET OVERVIEW & KEY POINTS
Long-standing business relationships
and 25+ year presence have built Duke
Realty brand name in market
Dominant industrial submarket positions
Remains a strong central location for
light industrial product
Office occupancy has remained steady
through downturn –portfolio 90% leased
or higher in 2010
Diverse business base

© 2011 Duke Realty Corporation
TRANSACTION EXAMPLES

Phoenix
Acquisition - Industrial
Estrella Buckeye
250,000 SF
100% leased
New Lease - Industrial
Goodyear 1
118,000 SF– 10 year term
Sun-Tech
SOUTHWEST OVERVIEW
MARKET OVERVIEW & KEY POINTS
Industrial portfolio comprised of 1.9
million square feet that is 97% leased
In 2010, positive absorption of 4.5 million
square feet in industrial
5 Fortune 500 headquarters
Market is a main logistics route from
Western port locations
Considered a low cost alternative to
Inland Empire
Land for 2.3 million square feet of
industrial development
Leverage local team expertise to expand
into Southern California industrial markets
Excellent land position in Inland Empire
West
Acquisition - Industrial
Riverside Business Center
604,000 SF
55% leased to Ulta Salon
10.5 year term

© 2011 Duke Realty Corporation
TRANSACTION EXAMPLES

Houston
Acquisition - Industrial
Granite Portfolio/
Port of Houston
582,840 SF
100% leased
New Development
Industrial
Westland II
300,000 SF
73% pre-leased
SOUTHWEST OVERVIEW
MARKET OVERVIEW & KEY POINTS
23 Fortune 500 headquarters
Port of Houston:
• Ranked 1
st
in U.S. imports
• 2
nd
in the U.S. in total tonnage
• Anticipated growth following completion
of Panama Canal in 2014
Excellent leasing results- 1.7 million
square feet of industrial assets 94%
leased and 250,000 square feet of office
assets100% leased
Good asset position across four major
submarkets and port strategy
Land for 1.7 million square feet of
primarily industrial development
Industrial vacancy less than 10%

© 2011 Duke Realty Corporation 44 Southwest Focus DALLAS LEASE-UP HOUSTON INDUSTRIAL PORT DALLAS INLAND PORT SOUTHERN CALIFORNIA EXPANSION SOUTHWEST OVERVIEW Grow

© 2011 Duke Realty Corporation 45
Southwest Team
Jeff Turner
Regional EVP
Jeff Thornton
Dallas
David Hudson
Houston
Kevin Rogus
Phoenix
Jeff Palmquist
Nashville
Southwest leaders average more than 13 years with Duke Realty
SOUTHWEST OVERVIEW
Years with Duke Realty
10 5 25 15

© 2011 Duke Realty Corporation EAST & SOUTHEAST OVERVIEW 46

© 2011 Duke Realty Corporation 47
East & Southeast Overview
Acquisition –
Office/Industrial
Premier Portfolio - South Fl
4.9 million SF
MARKET OVERVIEW & KEY POINTS
Strong presence: entered Southeast in 1999
(Weeks merger) and East in 2006 (acquisition of
Winkler portfolio)
15 Fortune 500 headquarters
East and Southeast cities among top growth
markets in country… strong in-migration
Diversified economies; Government, healthcare,
finance and education
Eastern cities maintained highest employment rate
through downturn
Atlanta and Northeast corridor strong in bulk
industrial
39% of our total investment
New Leases - Office
3630 Peachtree – Atlanta
Currently 44% leased
EAST & SOUTHEAST OVERVIEW

Medical Office 3%
Industrial 42%
Office 55%

Savannah 9%
Atlanta 30%
South Florida 21%
Raleigh 17%
D.C./ Baltimore 12%
Central Florida 11%

© 2011 Duke Realty Corporation 48
East and Southeast Overview
Industrial Office
Average Age 8.8 years 9.7 years
Average Building Size 225,000 SF 110,000 SF
Total Square Footage 26.9 million 13.7 million
Current Occupancy 89.0% 88.5%
Atlanta 85.2% 87.3%
South Florida 80.5% 89.2%
Raleigh 98.1% 89.5%
Washington D.C./Baltimore 94.2% 90.9%
Central Florida 91.0% 85.4%
Savannah 88.7% NA
EAST & SOUTHEAST OVERVIEW
Location
Product
Type

© 2011 Duke Realty Corporation
TRANSACTION EXAMPLES

Atlanta
New Lease- Industrial
Camp Creek
155,000 SF– 5.3 year term
National Powersport Auctions
New Leases - Office
3630 Peachtree
66,000 SF
Multiple tenants
44% leased
EAST & SOUTHEAST OVERVIEW
MARKET OVERVIEW & KEY POINTS
Duke Realty a top 5 owner city-wide in
office and industrial and a leading owner
in best submarkets
Primary bulk industrial market for the
Southeast
13 Fortune 500 headquarters
Suburban office performing better than
Buckhead, Midtown and CBD
11% of total investment
Continued strong population growth
expected
Land for 5.3 million square feet of primarily
industrial development

© 2011 Duke Realty Corporation 50
Savannah
EAST & SOUTHEAST OVERVIEW
MARKET OVERVIEW & KEY POINTS
Duke Realty dominant position estimated at 35% market
share
Majority of portfolio within three miles of port
Port activity improving – record TEU volume in 2010
Two primary types of tenants: logistics firms and national
retailers
Duke Realty’s buildings consistently outperform the
market

© 2011 Duke Realty Corporation 51
Central Florida (Orlando/Tampa)
New Leases - Office
Highland Oaks IV
44,000 SF
Multiple tenants
New Lease - Industrial
Eagle Creek Business Ctr.
29,000 SF - 10.5 year term
Mike’s Pies
EAST & SOUTHEAST OVERVIEW
MARKET OVERVIEW & KEY POINTS
Excellent quality of life and improving
affordability.  Educated work force.
PPR projecting solid population and
job growth with recovery
Orlando bulk market serves most of
Florida while Tampa is more local/
Type II
Land for 2.3 million square feet of
development; 89% industrial New Lease - Industrial
Parksouth  Distribution
Center
86,000 SF– 7 year term
Pelliconi
TRANSACTION EXAMPLES

© 2011 Duke Realty Corporation
TRANSACTION EXAMPLES

Raleigh
New Lease – Office
Crabtree Overlook
45,000 SF– 6 year term
Nationwide Mutual
Insurance Co.
New Leases- Office
Captrust Tower
65,700 SF
Multiple tenants
64% leased
EAST & SOUTHEAST OVERVIEW
MARKET OVERVIEW & KEY POINTS
Diversified economy (R&D, education,
healthcare and government among the
top employers)
Led country in percentage
population growth in 2010
Suburban office - leading
product type, with the
Research Triangle Park &
North Raleigh suburbs
showing most activity
Duke Realty industrial assets well located
in market focused on local distribution
and pharmaceutical/ biotech
7% of total investment
Land for 1.2 million square feet of office
development

© 2011 Duke Realty Corporation
TRANSACTION EXAMPLES

South Florida
Acquisition- Office
Royal Palm I and II
465,500 SF
New Lease - Industrial
Pompano Commerce Ctr.
111,000 SF– 15 year term
GSA
EAST & SOUTHEAST OVERVIEW
MARKET OVERVIEW & KEY POINTS
Duke Realty dominant industrial and suburban
office positions in Broward County
High barrier market; land entitlement process
long and difficult
2 Fortune 500 headquarters
9% of total investment
Land for 2.1 million square feet of
development; 61% industrial
Nominee for 2010 NAIOP Awards of
Excellence for:
Top Industrial Lease – GSA lease at
Pompano Commerce Center
Top Office Acquisition – Royal Palm I & II
Top Industrial Acquisition – Premier
portfolio
Acquisition –
Office/Industrial
Premiere Portfolio
4.9 million SF

© 2011 Duke Realty Corporation
TRANSACTION EXAMPLES

Washington D.C./Baltimore
New Lease - Office
15006 Northridge Dr.
32,000 SF– 8 year term
TASC
BRAC
1.7 million SF office towers
On schedule to complete in
Q3 2011
EAST & SOUTHEAST OVERVIEW
MARKET OVERVIEW & KEY POINTS
Washington DC will lead east coast cities in
population growth through 2014
Federal spending is the key driver for
employment growth, but the city is well
diversified with “knowledge-based” industries
Strong office presence in Northern Virginia and
enhanced brand awareness with development of
the BRAC project
Leverage BRAC capability for other government
projects
Pursue targeted acquisitions and build to suit
opportunities
4% of total investment
Land for 1.4 million square feet of development;
65% office

© 2011 Duke Realty Corporation 55 East/Southeast Focus BULK INDUSTRIAL/PORTS LEASE UP AND RENT GROWTH ACQUISITIONS & DEVELOPMENT EAST & SOUTHEAST OVERVIEW Maximize assets and market position

© 2011 Duke Realty Corporation 56
East & Southeast Team
Sam O’Briant
Regional EVP
Atlanta/
Savannah
Kerry Armstrong
3630
Peachtree
Ed Mitchell
South
Florida
Jeff Sheehan
Raleigh
John Macsherry
Baltimore
Peter Scholz
Washington
D.C.
East & Southeast leaders average more than 10 years with Duke Realty
Doug Irmscher
Orlando/
Tampa
EAST & SOUTHEAST OVERVIEW
Years with Duke Realty
20 3 16 11 15 4 5
Chris Brown

© 2011 Duke Realty Corporation MEDICAL OFFICE OVERVIEW 57

© 2011 Duke Realty Corporation 58
Portfolio Strategy
BY PRODUCT
2009 2013
BY GEOGRAPHY
2009 2013
Focus on “core” assets
(on-campus)
Focus on national and
regional Hospital system
relationships
Focus on Duke Realty
office locations
Focus on demographic
healthcare growth cities
MOB Off
Campus
4%
Specialty
Hospital
10%
MOB On
Campus
86%
MOB On
Campus
80%
MOB Off
Campus
10%
LTAC/
Rehab
5%
Midwest
30%
South
30%
East
10%
Southeast
30%
Midwest
42%
South
39%
Southeast
19%
Specialty
Hospital
5%
MEDICAL OFFICE OVERVIEW

Metro Area Population
150,000 to 1 million
1 to 3 million
6 million+
3 to 6 million

© 2011 Duke Realty Corporation
PIEDMONT ATLANTIC
Atlanta*
Birmingham
Charlotte
Nashville*
Raleigh*
NORTHEAST
Baltimore*
Boston
Philadelphia
Richmond
Washington, D.C.*
GREAT LAKES
Chicago*
Columbus*
Indianapolis*
Louisville
Minneapolis*
St. Louis*
FLORIDA
Jacksonville
Miami
Orlando*
Tampa*
GULF COAST
TEXAS TRIANGLE
Austin*
Dallas *
Houston*
San Antonio
ARIZONA SUN
CORRIDOR
NORTHERN
CALIFORNIA
SOUTHERN
CALIFORNIA
CASCADIA
Megaregions by 2050: Populations in contiguous regions with
major cities that produce more than $100 billion in goods and services.  Mega-regions will drive need for healthcare,
transportation infrastructure and jobs through 2050

Duke Realty Markets: Demographic Focus
* Duke Realty market
Map Source:  ATLANTA REGIONAL COMMISSION MEGAREGIONS REPORT
MEDICAL OFFICE OVERVIEW

© 2011 Duke Realty Corporation 60
Healthcare Data Points
The nation’s largest industry
• Represents more than 17% of GDP, predicted to exceed 23%
by 2020
• Americans spend more than 5% of pre-tax income on
healthcare. Lower income brackets pay 15% or more ($7,800
per capita health expenditures in 2008/2009)
Reform
• Increased number of people insured expected to increase by
30 to 50 million – increased demand for care
• Number of physicians will increase – more space demand
• Hospitals expect margin pressure and need to increase
market share – Hospitals seeking capital partners for
“non-core assets”
• May reduce reimbursements – real estate efficiency a
priority – larger deals and floor plates
As many as 40% (20% now) of primary care physicians and 24%
(10% now) of specialists will be employed by hospitals by 2012 –
more Hospital credit on leases
MEDICAL OFFICE OVERVIEW

100
80
60
40
20
0
2000
2005
2010
2015
2020
2025
2030

30%
25%
20%
15%
10%
5%
0%
2000
2005
2010
2015
2020
2025
2030

© 2011 Duke Realty Corporation 61
Demand Driver
60+ age group continues to grow at greater than 3% annually through 2030
Fact: Baby Boomers (60 + years old) seek more medical treatments than all others
Growth of 60+ age group is creating demand for healthcare services through 2030
Number of Americans 60+ % of Americans 60+
THE AGING OF AMERICA
MEDICAL OFFICE OVERVIEW

© 2011 Duke Realty Corporation 62
Demand Driver
MEDICAL OFFICE OVERVIEW
THE OUTMIGRATION OF CARE
Demand for outpatient services is projected to increase by 22% by 2019 while demand for inpatient services will remain flat
Ambulatory surgery center (ASC) and diagnostic imaging center (DIC) visits increasing at a rate of 8.4 percent annually
Physician office visits rising by 7.9 percent annually
Outpatient care yields higher profit margins than inpatient care
Outpatient services can be on or off campus
Source: McKinsey & Company’s McKinsey Global Institute

Local
10%
National
30%
Regional
60%

East
10%
Midwest
30%
Southeast
30%
South
30%

© 2011 Duke Realty Corporation 63
Development Focus
ACTION PLAN
National brand awareness
Be “Experts”
– Speak at national conferences (ASHE, BOMA)
– Third party references
National system relationships
– Ascension
– Tenet
– HCA
– Adventist
Regional system relationships
– Baylor Health
– Rex Healthcare
– Carolina Healthcare Systems
– Advocate
System
Focus
Regional
Focus
MEDICAL OFFICE OVERVIEW

© 2011 Duke Realty Corporation 64
Example: Baylor Relationship
MEDICAL OFFICE OVERVIEW
BAYLOR CANCER CENTER
10-story outpatient cancer center
250 space underground parking facility
94% preleased with Baylor and McKesson (US Oncology)
460,000 sf
OTHER BAYLOR PROJECTS
Baylor Administrative Office Building - Dallas, TX (100%
leased)
Baylor Plano MOB - Plano, TX (40% leased)
Baylor Orthopedic and Spine Hospital of Arlington -
Arlington, TX (100% leased)
Baylor Uptown Hospital- Dallas, TX (100% leased)
Baylor McKinney (new development)- McKinney, TX (66%
pre-leased to Baylor)

© 2011 Duke Realty Corporation 65
Current Development Pipeline
Baylor McKinney MOB
McKinney, TX
113,000 SF
Baylor
66% pre-leased
WakeMed MOB -
Sunnybrook
Raleigh, NC
86,000 SF
Wake Med Health and
Hospital
58% pre-leased
REX Holly Springs MOB
Raleigh, NC
30,000 SF
Rex Hospital
100% pre-leased
Western Ridge MOB II
Cincinnati, OH
29,000 SF
TriHealth
80% pre-leased
MEDICAL OFFICE OVERVIEW
WakeMed MOB – Brier
Creek
Raleigh, NC
48,000 SF
Wake Med Health and
Hospital
80% pre-leased

RELIABLE. ANSWERS.

Healthcare Team
Jim Bremner
President, Healthcare
Deeni Taylor
South/
Southeast
Don Dunbar
East/
Midwest
Glenn Hoge
Development
Keith Konkoli
Midwest
Healthcare leaders average more than 13 years with Duke Realty
Jason Hinkel
Southeast
MEDICAL OFFICE OVERVIEW
Years with Duke Realty/Bremner Healthcare
5 21 23 3 13
© 2011 Duke Realty Corporation

© 2011 Duke Realty Corporation CAPITAL STRATEGY AND 2011 GUIDANCE 67

© 2011 Duke Realty Corporation 68
Key Metrics & Goals
2009
Actual
2010
Actual
Q1 2011
Actual Goal
Debt to Gross Assets 44.5% 46.3% 46.1% 45.0%
Debt + Preferred to Gross
Assets
54.9% 55.5% 55.3% 50.0%
Fixed Charge Coverage Ratio 1.79 : 1 1.79 : 1 1.81 : 1 2.00 : 1
Debt/EBITDA 6.65 7.31 6.66 < 6.00
Debt + Preferred/EBITDA 8.47 8.88 8.20 < 7.75
CAPITAL STRATEGY
Progressing toward strategic plan goals

© 2011 Duke Realty Corporation 69
CAPITAL STRATEGY
Current Liquidity Position
$460
$332
$632
$351
$2,335
$0
$1,000
$2,000
$3,000
2011 2012 2013 2014 Thereafter
Debt Maturity and Amortization Schedule
3/31/2011
• Provide for $290 Million 2011 Unsecured Bond Maturities
$122 million due 8/15/11
$168 million due 12/1/11
($ in millions)

CAPITAL STRATEGY
Continue to execute on capital strategy objectives
CAPITAL SOURCE 2007 2008 2009 2010 TOTALS
Common Stock $230 - $575 $311 $1,116
Preferred Stock - $300 - - $300
Unsecured Debt $300 $325 $500 $250 $1,375
Secured Debt - - $270 - $270
Asset Dispositions $614 $426 $121 $533 $1,694
$1,144 $1,051 $1,466 $1,094 $4,755
• Investment grade rated debt for 15 years
• Proven access to multiple capital sources
• Current dividend payout covered by AFFO
© 2011 Duke Realty Corporation
Continue to strengthen balance sheet

© 2011 Duke Realty Corporation 71
CAPITAL STRATEGY
Maintain available options to advance
capital strategy and growth
1st
QTR
2nd
QTR
3rd
QTR
4THrd
QTR
A)  Common equity Set up ATM $311MM equity
issuance to fund
Dugan
N/A N/A
B) Tender for debt...
Additional unsecured to
extend maturities
Evaluated
Market
$212.2MM of
bonds
repurchased;
$250MM
unsecured
offering
Evaluated
Market
Evaluated
Market
C) Opportunistic open
market debt repurchases
$15MM of
converts
repurchased
$48.5MM of
converts
repurchased
$4.2MM of
converts
repurchased
Evaluated
Market
D) Opportunistic open
market preferred stock
repurchases
$55.7MM of
Series  O
repurchased
$53.7MM of
Series  O
repurchased
$2.7MM of
Series  O
repurchased
ST ND RD
RD
Executing according to strategy

© 2011 Duke Realty Corporation 72
CAPITAL STRATEGY
2011 Range of Estimates
2011 RANGE
Metrics
2010
Actual Pessimistic Optimistic Key Assumptions
Core  FFO Per Share $1.15 $1.06 $1.18
AFFO Payout Ratio 89% 100% 85% • Annual dividend maintained at $0.68 per share
Average Occupancy 88.2% 87.5% 90.5% • First half expirations cause dip in occupancy
• Upside to guidance  driven by higher occupancy
• Downside assumes “worst case” scenario from unknown bankruptcies, defaults and terminations
Same Property NOI 0.9% (3.0%) 1.0% • Rental rate pressure remains
• Coming off higher year
Building Acquisitions $919 $200 $400 • Aligned with long-term strategy
• Focus on industrial and medical office
• Includes $173 million remaining acquisition of Premier
Building Dispositions $499 $400 $600 • Strong backlog of non-strategic assets under contract
• 2011 pipeline consists primarily of office product
• Includes $275 million sale to CBRERT
Land Dispositions $35 $20 $50 • Selling identified non-strategic parcels
• Local market demand still sluggish
Construction and
Development Starts
$313 $200 $400 • Anticipate medical office starts in the $75 million to $125 million range
• Remaining starts from industrial build-to-suit and third party construction
Construction Volume $751 $600 $800 • BRAC volume consistent with 2010
General and
Administrative Expenses
$41 $45 $40 • 2011 total overhead expenses flat
• No severance costs in 2011 guidance
Leasing actions continue to drive upside

© 2011 Duke Realty Corporation 73
2010 PERFORMANCE
$560 million of capital raised
Retired $100 million of unsecured bonds
Fixed charge ratio of 1.79x and
debt to EBITDA of 7.31x
Repurchased ~ $280 million par value of bonds
and more than $112 million face amount of
Series O preferred stock
2011 GOALS
Opportunistically access capital markets
Continue improving coverage ratios
Maintain minimal balance on line of credit
CAPITAL STRATEGY
Strong balance sheet… Executing according to strategy

© 2011 Duke Realty Corporation CLOSING REMARKS 74

© 2011 Duke Realty Corporation 75
2010 Accomplishments and 2011 Opportunities
Drive Shareholder Return
2010 2011
Capital
Strategy
Raised nearly $1.1 billion of capital
Executed Capital Strategy in alignment with operating
and asset strategy
Operating with minimal balance outstanding on our
line of credit
2011 maturities provided for
Opportunistically access capital markets . . . push
out maturity schedule further
Continue improving our coverage ratios
Maintain minimal balance on our line of credit
Operating
Strategy
Reduced operating overhead 6.5%
Leased nearly 26 million square feet
Maintained high tenant retention @
77% renewal rate
Achieved strong service operations performance
Achieved $130 million development starts at attractive
yields; 40% of investment medical office
Balance capital strategy relative to level and quality
of cash flow and same property NOI
Maintain fixed charge coverage above 1.75x and
Debt/EBITDA below 7.0x
Lease-up portfolio; manage cap ex; reach positive
same property income growth
Development
Expertise
Third party volume totaled $619 million and exceeded
budget by $57 million
Increase our new development starts to
$200 million
Asset
Strategy
Made significant progress on strategic plan Continue making significant progress on strategic plan
RELIABLE. ANSWERS.

Medical Office 5%
Office 55%
Retail 4%
Industrial 36%
Medical Office 6%
Office 47%
Retail 3%
Industrial 44%
Medical Office 15%
Office 25%
Industrial 60%

West 1%
South 12%
East 13%
Midwest 53%
West 1%
South 12%
East 11%
Midwest 49%
West 5%
South 10%
East 15%
Midwest 40%

RELIABLE. ANSWERS.
© 2011 Duke Realty Corporation 76
Portfolio Strategy
BY PRODUCT
2009 2013
BY GEOGRAPHY
2010
2009 2013
2010
1. Includes proforma effects of remaining CBRERT and Premier assets
Southeast
21%
Southeast
27%
Southeast
30%
1
1

© 2011 Duke Realty Corporation
RELIABLE. ANSWERS.

Positioned for NAV Growth
KEY NAV GROWTH DRIVERS
Lease up
existing
vacancy
Increased
management/
service fees
Accretive
future
development
Upside from
land holdings
Portfolio occupancy of 89%; 300-400 bps below historical levels
Strong leasing pipeline
Demonstrated track record of 70 – 80% renewal rate
Will benefit from uptick in third party and JV partners development & construction activity
Property management and leasing fees dependant on portfolio occupancy – will trend higher as occupancy improves
Current pipeline of 347K SF of medical office and 1.6 million SF of industrial
2011 starts in the $200 million – $400 million range
Attractive basis enhances accretive developments
Potential upside from impaired carrying value
Will opportunistically assess development and disposition alternatives

© 2011 Duke Realty Corporation
RELIABLE. ANSWERS.

WHY DUKE REALTY?
Quality portfolio improving with asset strategy
Solid balance sheet improving with capital strategy
Unmatched ability to execute on daily operations
Development capabilities in place with existing land bank
Talent and leadership depth to execute

RELIABLE. ANSWERS.
© 2011 Duke Realty Corporation
Forward-Looking Statement

This slide presentation contains statements that constitute “forward-looking statements”
within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as
amended by the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, among others, our statements regarding (1) strategic initiatives with respect to our assets, operations and capital and (2) the assumptions underlying our expectations.  Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-
looking statements.  A number of important factors could cause actual results to differ materially from those contemplated by forward-looking statements in this slide presentation.
Many of these factors are beyond our ability to control or predict.  Factors that could cause actual results to differ materially from those contemplated in this slide presentation include the factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form10-K, quarterly reports on Form 10-Q and current reports on Form
8-K.  We believe these forward-looking statements are reasonable, however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations.  We do not assume any obligation to update any forward-looking statements as a result of new information or future developments or otherwise.